SIGNIFICANT ACCOUNTING POLICIES (Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Deposits Reported) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounting Policies [Abstract]
Cash and cash equivalents	$ 51,259	$ 7,129
Restricted deposit long term	307	305
Total cash and cash equivalents and restricted cash equivalents	$ 51,566	$ 7,434	$ 16,942	$ 8,026